UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2006

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K filed on May 10, 2006 (the "Form 8-K") amends the Form 8-K to correct the item under which the disclosure regarding the resignation of John Brinzo was provided.

On May 9, 2006, Cleveland-Cliffs Inc (the "Company") published a news release announcing the retirement of John S. Brinzo as Chairman and Chief Executive Officer effective September 1, 2006. John Brinzo will remain Chairman of the Company's Board of Directors up until the 2007 Annual Meeting of the Shareholders. Joseph A. Carrabba, President and Chief Operating Officer, will succeed Mr. Brinzo as Chief Executive Officer upon Mr. Brinzo's retirement.

The news release is contained in Item 9.01 as Exhibit 99(a) to Form 8-K and incorporated in this Item 5.02 by reference.

Item 8.01 Other Events.

The Company published a news release dated May 9, 2006 captioned, "Cleveland-Cliffs Announces Election of Directors." The news release is contained in Item 9.01 as Exhibit 99(b) to Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits
(d)

99(a) Cleveland-Cliffs published a news release dated May 9, 2006 captioned, "Cleveland-Cliffs CEO Brinzo Announces Pending Retirement"

99(b) Cleveland-Cliffs Inc published a news release on May 9, 2006 captioned, "Cleveland-Cliffs Announces Election of Directors"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

May 11, 2006	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.(a)	Cleveland-Cliffs published a news release dated May 9, 2006 captioned, "Cleveland-Cliffs CEO Brinzo Announces Pending Retirement"
99.(b)	Cleveland-Cliffs Inc published a news release captioned, "Cleveland-Cliffs Announces Election of Directors"